08412

Exhibit 4.1

U

UNION BANKSHARES CORPORATION

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

COMMON STOCK

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

This is to certify that

CUSIP 90539J 10 9

SPECIMEN

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $1.33 EACH OF THE COMMON STOCK OF

UNION BANKSHARES CORPORATION, *transferable on the books of the Corporation by the holder hereof in person, or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.*

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated

SECRETARY

UNION BANKSHARES CORPORATION CORPORATE SEAL 2014 VIRGINIA

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
REGISTRAR AND TRANSFER COMPANY
(CRANFORD, NJ)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of the Common Stock and the Preferred Stock, the variations in the relative rights and preferences between the shares of each series of the Preferred Stock so far as the same may have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF TRANS MIN ACT — ______ Custodian ______
(Cust) (Minor)
under Uniform Transfers to Minors
Act ______
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______

______

______ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______

SIGNATURE(S) GUARANTEED

By ______
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.